UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2018

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

	101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2018, The Sherwin-Williams Company issued a press release announcing its financial results for the third quarter ended September 30, 2018 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

The following Exhibit is furnished with this Report:

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated October 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

October 25, 2018	By:	/s/ Mary L. Garceau

Mary L. Garceau
Senior Vice President, General Counsel and Secretary